STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 03/07/2003
                                                             030154673 - 3624214


                                AMENDMENT TO THE
                       CERTIFICATE OF LIMITED PARTNERSHIP

                             BLACK WARRIOR GAS, L.P.



     THE UNDERSIGNED, being the General Partner of BLACK WARRIOR GAS, L.P., a limited partnership formed pursuant to the provisions of Title 6, Chapter 17 of the Delaware Code, does hereby make this Amendment to its Limited Partnership in accordance with the Delaware Code in Article 3 as follows:


     "3.     The  name  and  place  of  business  of  the  General  Partner  is:

                     NANG, Incorporated
                     1286 Homer Street, Fourth Floor
                     Vancouver, British Columbia
                     V6B  Y5
                     Canada."

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March, 2003.

                                    General Partner:

                                    NANG, Incorporated


                                    By:       "JIM GLAVAS"
                                        -----------------------------
                                         Jim Glavas, President


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